[As filed copy]
(Translation)
COVER PAGE
Filing Documents:	AMENDMENT TO SECURITIES REGISTRATION STATEMENT
Place where this Amendment to Securities Registration Statement is being filed:	Director-General of Kanto Local Finance Bureau
Filing Date:	October 7, 2005
Name of the Registrant Fund:	PUTNAM U.S. GOVERNMENT INCOME TRUST
Name and Official Title of Representative of Trustees:	Charles E. Porter Executive Vice President, Associate Treasurer and Principal Executive Officer
Address of Principal Office:	One Post Office Square Boston, Massachusetts 02109 U. S. A.
Name and Title of Attorney-in-fact:	Akihiro Wani Attorney-at-Law
Address or Location of Attorney-in-fact:	Gaikokuho Kyodo-Jigyo Horitsu Jimusho Linklaters Meiji Yasuda Building 1-1, Marunouchi 2-chome Chiyoda-ku, Tokyo 100-0005 Japan
Name of Liaison Contact:	Akihiro Wani Attorney-at-Law
Place of Liaison Contact:	Gaikokuho Kyodo-Jigyo Horitsu Jimusho Linklaters Meiji Yasuda Building 1-1, Marunouchi 2-chome Chiyoda-ku, Tokyo 100-0005 Japan
Phone Number:	03-6212-1200
Name of the Fund Making Public Offering or Sale of Foreign Investment Fund Securities to be covered by the Securities Registration Statement:	PUTNAM U.S. GOVERNMENT INCOME TRUST
Type and Aggregate Amount of Foreign Investment Fund Securities to be Publicly Offered or Sold to be covered by the Securities Registration Statement:

Up to107.04 million Class M Shares.  Up to the total amount obtained by aggregating the amounts calculated by multiplying the respective net asset value per Class M Share in respect of 107.04 million Class M Shares.  (The maximum amount expected to be sold is 1,420.42 million U.S. dollars (JPY 158.2 billion).

Note 1:

U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=JPY111.40, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on August 31, 2005.

.Note 2:

The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of January 31, 2005 (U.S.$13.27) by 107.04 million Class M Shares for convenience.

Places where a copy of this Amendment to Securities Registration Statement is available for Public Inspection:	Not applicable.

I.

REASON FOR FILING THIS AMENDMENT TO SECURITIES REGISTRATION STATEMENT:

This statement purports to amend the information of the Securities Registration Statement (“Original SRS”) filed on March 31, 2005 (as amended on June 30, 2005).

The exchange rates used in this statement to translate the amended amounts of foreign currencies are different from those used before these amendments, as the latest exchange rates are used in this statement.

II.

CONTENTS OF THE AMENDMENTS:

Following information in the Original SRS shall be replaced with the information under [After Amendment].

The revised parts are marked with underline.

PART II.

INFORMATION CONCERNING FUND

I.

DESCRIPTION OF THE FUND

4

FEES, ETC. AND TAXES

(5)

Tax Treatment of Shareholders in Japan:

[Before Amendment]

The Fund qualifies as a “foreign bond investment trust to be publicly offered” under Japanese law and on that basis the tax treatment of Shareholders in Japan shall be as follows:

A.

The distributions to be made by the Fund will be treated as distributions made by a domestic bond investment trust making public offering of investment fund securities.

(a)

The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan).  In this case, no report concerning distributions will be filed with the Japanese tax authorities.

(b)

The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan.  In certain cases, the Distributor or the Sales Handling Company will prepare a report concerning distributions and file such report with the Japanese tax authorities.

(c)

Net investment returns such as interest, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 15% and the amount obtained after such deduction will be paid in Japan.  When the recently signed U.S.-Japan tax treaty enters into force (after the treaty is ratified) and becomes applicable, such distributions will be subject to withholding of U.S. federal income tax at the rate of 10%.

Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan.  The amount subject to withholding of U.S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.

The Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of so-called “difference collecting method.”  In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

A.

The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

B.

Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust.

Note:

The above information may be changed due to tax reform, etc.

[After Amendment]

The Fund qualifies as a “foreign bond investment trust to be publicly offered” under Japanese law and on that basis the tax treatment of Shareholders in Japan shall be as follows:

C.

The distributions to be made by the Fund will be treated as distributions made by a domestic bond investment trust making public offering of investment fund securities.

(a)

The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan).  In this case, no report concerning distributions will be filed with the Japanese tax authorities.

(b)

The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan.  In certain cases, the Distributor or the Sales Handling Company will prepare a report concerning distributions and file such report with the Japanese tax authorities.

(c)

In general, distributions from the Fund are subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty that recently entered into force.  The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan.  Notwithstanding the above, distributions of certain properly designated “capital gain dividends,” “interest-related dividends,” and “short-term capital gain dividends” (as such terms are defined under the United States Internal Revenue Code of 1986, as amended) will generally not be subject to withholding of United States federal income tax.  Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain “U.S. real property interests.” 　Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(d)

The Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of so-called “difference collecting method.”  In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

A.

The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

B.

Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust.

D.

The Fund qualifies as a public offered, foreign government and corporate bond fund under the tax law.  There is a possibility that other treatment may be made due to judgment by the tax authority in the future.  Also, the taxation treatment described above is subject to other changes of law or practice.

E.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties.  Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

PART III

DETAILED INFORMATION CONCERNING THE FUND

III.

MANAGEMENT AND ADMINISTRATION

6

Tax Matters

[Before Amendment]

U.S. Taxation of the Fund

The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding.  Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect.  An individual’s taxpayer identification number is his or her social security number.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules.  The new regulations generally are effective for payments made after December 31, 2000.  In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties.  Foreign investors in a fund should consult their tax advisors with respect to the potential application of these regulations.

These new regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. “beneficial owners” eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding.  For example, the new regulations require non-U.S. investors to provide new forms.

The new withholding regulations clarify withholding agents’ reliance standards.  They also require additional certifications for claiming treaty benefits.  For example, a non-U.S. investor may be required to provide a TIN, and has to certify that he/she “derives” the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations.  The new withholding regulations also specify procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments.  The new withholding regulations also amend the foreign broker office definition as it applies to partnerships.

The new withholding regulations are complex and this summary does not completely describe them.  Non-U.S. investors should consult with their tax advisors to determine how the new withholding regulations affect their particular circumstances.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the calendar year (and certain other applicable conditions), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is “effectively connected” with a U.S. trade or business carried on by such an investor.  Shareholders residing in Japan should consult “Tax Treatment of Shareholders in Japan”.

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the “Code”).

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).  In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a “regulated investment company” and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If the Fund failed to qualify as a regulated investment company accorded favorable tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded favorable tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.  A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Non-tax-exempt shareholders of a Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares.  Distributions from a Fund derived from interest, dividends, and certain other income, including in general short-term capital gains, if any, will be taxable to shareholders as ordinary income.  Distributions of net capital gains (that is, the excess of net long-term capital gains and net short-term capital losses) on securities held for more than 12 months will be taxable as such, regardless of how long a shareholder has held shares in the Fund.  Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder’s investment.  Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

Distributions from capital gains are made after applying any available capital loss carryovers.

The Fund’s transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in “passive non-U.S. investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a “qualified electing fund”.

A “passive non-U.S. investment company” is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets held by corporation (generally determined by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent.  Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains.  Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received.  In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations.  The Code and regulations are subject to change by legislative or administrative actions.  Dividends and distributions also may be subject to state, local or foreign taxes.  Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes.  The foregoing discussion relates solely to U.S. federal income tax law.

[After Amendment]

The following is a brief summary of some of the important United States federal (and, where noted, state) income tax consequences affecting the Fund’s shareholders who are not treated as “United States persons” under the Internal Revenue Code of 1986, as amended (the “Code”), and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as “non-U.S. shareholders.”  Shareholders who are treated as United States persons or hold Fund shares in connection with the conduct of a trade or business in the United States, should consult the tax discussion in the Fund’s Prospectus and Statement of Additional Information.  Shareholders residing in Japan should consult “Tax Treatment of Shareholders in Japan” on page 32 of the Annual Report for information regarding the Japanese tax consequences of investing in shares of the Fund.  The following discussion is very general and subject to change.  Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties.  Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

(1)

U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code.

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders.  In addition, as long as it qualifies as a regulated investment company under the Code, under present Massachusetts law the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a “regulated investment company” and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt interest income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).  In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including Capital Gain Dividends).

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund would be subject to a 4% excise tax on the undistributed amounts.  A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Capital Gain Dividends are made after applying any available capital loss carryovers.

The Fund’s transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in “passive non-U.S. investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a “qualified electing fund”.

A “passive non-U.S. investment company” is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income of at least 50 percent.  Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains.  Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received.  In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

(2)

U.S. Tax Treatment of Non-U.S. Citizens

Distributions from the Fund to non-U.S. shareholders will generally be subject to withholding of United States federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements.  For residents of Japan, the withholding tax rate applicable to distributions from the Fund will generally be subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty that recently entered into force.  Notwithstanding the above, distributions of properly designated Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (all defined below) will generally not be subject to withholding of United States federal income tax.  Special tax rules apply to distributions by the Fund to non-U.S. shareholders of gain attributable to U.S. real property interests (“FIRPTA Distributions”).

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on properly designated distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months (a “Capital Gain Dividend”).  However, a non-U.S. shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.  Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described below) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by non-U.S. shareholders.

Effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information  exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly designated by the Fund (an “Interest-Related Dividend”), and (ii) with respect to distributions (other than distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a “Short-Term Capital Gain dividend”).

Special rules apply to the tax treatment of distributions from a Fund that are paid to a non-U.S. shareholder and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs.  The Code deems any corporation that holds (or held during the previous five-year period) “U.S. real property interests” with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period.  Generally effective for taxable years of RICs beginning after December 31, 2004 and to dividends paid or deemed paid on or before December 31, 2007, distributions to non-U.S. shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those non-U.S. shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding.  The backup withholding tax rate is 28% for amounts paid through 2010.  Distributions will not be subject to backup withholding to the extent they are subject to the withholding of United States federal income tax.